UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 26, 2016

InspireMD, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35731	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Columbus Avenue Boston, Massachusetts	02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (857) 453-6553

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 28, 2016 (the “Report”), is being filed solely to correct the statement that options to purchase an aggregate of 378,093 shares of common stock of the Company were cancelled. The parties agreed to cancel options to purchase an aggregate of 422,443 shares of common stock of the Company. No other change has been made to the Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26 2016, InspireMD, Inc. (the “Company”) entered into an option cancellation and release agreement (collectively, the “Cancellation Agreements”) with each of Sol J. Barer, James Barry, Michael Berman, Paul Stuka, Campbell Rogers, James Loughlin, Alan Milinazzo and Craig Shore (collectively, the “Optionholders”), pursuant to which the parties agreed to cancel options to purchase an aggregate of 422,443 shares of common stock of the Company at exercise prices ranging from $7.20 to $100.00 (the “Options”) previously granted to each of the Optionholders. In exchange for the cancellation of the Options, the Company granted to each Optionholder, pursuant to the InspireMD, Inc. 2013 Long-Term Incentive Plan (the “2013 LTIP”), and the 2013 Employee Stock Incentive Plan, which is a sub-plan to the 2013 LTIP, one share of common stock of the Company as of January 26, 2016.

The foregoing summaries are not complete and are qualified in their entirety by reference to the full text of the Cancellation Agreements, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7 and 10.8 respectively, to this Current Report on Form 8-K, and incorporated herein by reference. Readers should review such agreements for a more complete understanding of their terms and conditions.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Option Cancellation and Release Agreement, dated January 26, 2016, by and between InspireMD, Inc. and Sol J. Barer (previously filed)
10.2	Option Cancellation and Release Agreement, dated January 26, 2016, by and between InspireMD, Inc. and James Barry (previously filed)
10.3	Option Cancellation and Release Agreement, dated January 26, 2016, by and between InspireMD, Inc. and Michael Berman (previously filed)
10.4	Option Cancellation and Release Agreement, dated January 26, 2016, by and between InspireMD, Inc. and Paul Stuka (previously filed)
10.5	Option Cancellation and Release Agreement, dated January 26, 2016, by and between InspireMD, Inc. and Campbell Rogers (previously filed)
10.6	Option Cancellation and Release Agreement, dated January 26, 2016, by and between InspireMD, Inc. and James Loughlin (previously filed)
10.7	Option Cancellation and Release Agreement, dated January 26, 2016, by and between InspireMD, Inc. and Alan Milinazzo (previously filed)
10.8	Option Cancellation and Release Agreement, dated January 26, 2016, by and between InspireMD, Inc. and Craig Shore (previously filed)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

InspireMD

Date: March 28, 2016	By:	/s/ Craig Shore
Name: Craig Shore Title: Chief Financial Officer